Transactions With Related Parties	12 Months Ended
Sep. 28, 2013
Related Party Transaction, Due from (to) Related Party [Abstract]
Transactions With Related Parties
TRANSACTIONS WITH RELATED PARTIES
We have operating leases for two wastewater facilities with an entity owned by the Donald J. Tyson Revocable Trust (for which Mr. John Tyson, Chairman of the Company, is a trustee), Berry Street Waste Water Treatment Plant, LP (90% of which is owned by Tyson Limited Partnership (“TLP”)), and the sisters of Mr. Tyson. Total payments of approximately $1 million in each of fiscal 2013, 2012 and 2011 were paid to such entity.
In fiscal 2012 and 2011, we had an aircraft lease agreement with Tyson Family Aviation, LLC, of which Mr. Don Tyson (then our Senior Chairman), Mr. John Tyson and the Randal W. Tyson Testamentary Trust were members. Upon Mr. Don Tyson’s death on January 6, 2011, his membership interest passed to a trust in which Mr. John Tyson is a trustee. During fiscal 2012, Tyson Family Aviation, LLC sold the aircraft to a non-related party and we entered into an aircraft lease agreement with the new owner. Total payments to Tyson Family Aviation, LLC of approximately $0.4 million and $1 million were paid in fiscal 2012 and 2011, respectively.
As part of the Company's previously approved stock repurchase plan, on September 11, 2013, we purchased one million shares of Class A common stock from the Tyson Limited Partnership for $29.85 million or $29.85 per share. The Tyson Limited Partnership, of which John Tyson and director Barbara Tyson are general partners, owns 70 million shares, or 99.981% of Class B Common Stock and 2 million shares of Class A common stock, giving it control of approximately 72.46% of the total voting power of our outstanding voting stock.